UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2006

Cuisine Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32439	52-0948383
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

85 S. Bragg Street, Suite 600, Alexandria, Virginia		22312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-270-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 26, 2006, Cuisine Solutions, Inc. (the "Company") issued a press release announcing its financial results for the first fiscal quarter ended September 16, 2006. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued on October 26, 2006 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Cuisine Solutions, Inc. dated October 26, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.

October 31, 2006	By:	Stanislas Vilgrain

Name: Stanislas Vilgrain
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Cuisine Solutions, Inc. dated October 26, 2006